Exhibit 10.02
Notice of Grant of Stock
Options and Option Agreement
Interwoven, Inc.
ID: 94-3221352
803 — 11th Avenue
Sunnyvale, CA 94089
Employee Name
Option Number:
Plan:
ID:
Effective                     , you have been granted a(n)                     [Incentive/Nonqualified] Stock Option to buy                      shares of Interwoven, Inc. (the Company) stock at $                     per share.
The total option price of the shares granted is $                    .
Shares in each period will become fully vested on the date shown.
[Vesting may occur based on achievement, at the end of a period of time, of a specified goal or specified goals based on such factors as: annual revenue, cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, software license bookings, EBITDA or other financial measure, or any other performance-related goal as approved from time to time.]
By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Interwoven, Inc.	Date

Optionee Name	Date

INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
          1. Grant of Option. Interwoven, Inc. (the “Company”) hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the “Shares”) at the exercise price set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the “Agreement”) and the 1999 Equity Incentive Plan (the “Plan”). If designated as an Incentive Stock Option in the Notice of Grant, the Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent permitted under Code Section 422. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.
          2. Vesting; Exercise Period.
               2.1 Vesting of Shares. The Option shall be exercisable as it vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.
               2.2 Vesting of Options. Shares that are vested pursuant to the vesting schedule set forth in the Notice of Grant are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are “Unvested Shares.”
               2.3 Expiration. The Option shall expire on the expiration date set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.
          3. Termination.
               3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

Interwoven, Inc.
Stock Option Agreement
1999 Equity Incentive Plan
               3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee’s death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.
               3.3 Termination for Cause. If Optionee is Terminated for Cause, the Option will expire on the Optionee’s date of Termination.
               3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
          4. Manner of Exercise.
               4.1 Stock Option Exercise Agreement. To exercise the Option, Optionee (or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the “Exercise Agreement”), which shall set forth, inter alia, Optionee’s election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.
               4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
               4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:
(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)	by surrender of shares of the Company’s Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such

Interwoven, Inc.
Stock Option Agreement
1999 Equity Incentive Plan
shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;
(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)	provided that a public market for the Company’s stock exists: (1) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a “margin” commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)	by any combination of the foregoing.
               4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.
               4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
          5. Notice of Disqualifying Disposition of ISO Shares. To the extent the Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the date of grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of the Option, then Optionee shall immediately notify the Company in writing of such disposition.
          6. Compliance with Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

Interwoven, Inc.
Stock Option Agreement
1999 Equity Incentive Plan
          7. Nontransferability of Option. Except as otherwise set forth in Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
          8. Tax Consequences. Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
               8.1 Exercise of Incentive Stock Option. To the extent the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
               8.2 Exercise of Nonqualified Stock Option. To the extent the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
               8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
                    a. Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the date of grant, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.
                    b. Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.
                    c. Withholding. The Company may be required to withhold from Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of the compensation income.

Interwoven, Inc.
Stock Option Agreement
1999 Equity Incentive Plan
          9. Privileges of Stock Ownership. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.
          10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
          11. Entire Agreement. The Plan is incorporated herein by reference. This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.
          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.
          13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
          14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

EXHIBIT A
STOCK OPTION EXERCISE AGREEMENT

Exhibit A
INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN (the “Plan”)
STOCK OPTION EXERCISE AGREEMENT
     I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the “Company”) as set forth below:

Optionee

Social Security Number

Address:

Type of Option:	[ ] Incentive Stock Option
[ ] Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Option Agreement:

Exact Name of Title to Shares:

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the “Option Agreement”) and Notice of Grant as follows (check as applicable and complete):

[ ]	in cash (by check) in the amount of $ , receipt of which is acknowledged by the Company;

[ ]	by cancellation of indebtedness of the Company to Optionee in the amount of $ ;

[ ]	by delivery of fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $ per share;

[ ]	by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $ ;

[ ]	through a “same-day-sale” commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $ ; or

[ ]	through a “margin” commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $ .
2. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.
3. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:

Signature of Optionee

Spousal Consent
     I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the “Agreement”) and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Interwoven, Inc. purchased thereunder (the “Shares”) and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.

Date:

Signature of Optionee’s Spouse

Spouse’s Name — Typed or Printed

Optionee’s Name — Typed or Printed

INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN
REVISED STOCK OPTION AGREEMENT
(Non-Standard )
     For use only with Option number                      granted on
          1. Grant of Option. Interwoven, Inc. (the “Company”) hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the “Shares”) at the exercise price set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the “Agreement”) and the 1999 Equity Incentive Plan (the “Plan”). If designated as an Incentive Stock Option in the Notice of Grant, the Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent permitted under Code Section 422. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.
          2. Vesting; Exercise Period.
               2.1 Vesting of Shares. The Option shall be exercisable as it vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month. Notwithstanding the provisions of the preceding sentence, however, if there is a Sale of the Company and Participant’s employment is terminated by the Company or its successor without Cause in connection with the Sale of the Company, then upon such termination the Option will become vested as to an additional number of Unvested Shares equal to fifty percent (50%) of the Shares that were Unvested Shares at the closing of the Sale of the Company.
     For purposes of this vesting acceleration provisions, “Cause” means (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to the Company; (ii) willful act or acts of dishonesty undertaken by Participant and intended to result in substantial gain or personal enrichment for Participant at the expense of the Company; or (iii) willful and continued failure to substantially perform Participant’s duties with the Company or its successor (other than incapacity due to physical or mental illness); provided that the action or conduct described in clause (iii) above will constitute “Cause” only if such failure continues after the Board of Directors has provided Participant with a written demand for substantial performance setting forth in detail the specify respects in which it believes Participant has willfully and not substantially performed his duties thereof and a reasonable opportunity (to be not less than 30 days) to cure the same. For such purpose, a termination by the Company without Cause includes a termination of employment by Participant within 30 days following any of the following events: (x) the assignment of any duties to Participant inconsistent with, or reflecting a materially adverse change in, Participant’s position, duties or responsibilities with the Company (or any successor) without Participant’s concurrence; or (y) the relocation of the Company’s principal executive offices, or relocating Participant’s principal place of business, in excess of fifty (50) miles from the Company’s current executive offices located in Sunnyvale, California. For purposes of the vesting acceleration provisions of paragraph (b), the term “Sale of the Company” means (i) the sale or other disposition of all or substantially all of the assets of the Company, or (ii) the acquisition of the Company by another entity by means of consolidation, corporate reorganization or merger, or other transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company is transferred.
               2.2 Vesting of Options. Shares that are vested pursuant to the vesting schedule set forth in the Notice of Grant are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are “Unvested Shares.”
               2.3 Expiration. The Option shall expire on the expiration date set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.
          3. Termination.
               3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.
               3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee’s death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.
               3.3 Termination for Cause. If Optionee is Terminated for Cause, the Option will expire on the Optionee’s date of Termination.
               3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the

Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
          4. Manner of Exercise.
               4.1 Stock Option Exercise Agreement. To exercise the Option, Optionee (or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the “Exercise Agreement”), which shall set forth, inter alia, Optionee’s election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.
               4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
               4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:
(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)	by surrender of shares of the Company’s Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)	provided that a public market for the Company’s stock exists: (1) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a “margin” commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)	by any combination of the foregoing.
               4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.
               4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
          5. Notice of Disqualifying Disposition of ISO Shares. To the extent the Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the date of grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of the Option, then Optionee shall immediately notify the Company in writing of such disposition.
          6. Compliance with Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
          7. Nontransferability of Option. Except as otherwise set forth in Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
          8. Tax Consequences. Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
               8.1 Exercise of Incentive Stock Option. To the extent the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
               8.2 Exercise of Nonqualified Stock Option. To the extent the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
               8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
                    a. Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the date of grant, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.
                    b. Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.
                    c. Withholding. The Company may be required to withhold from Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of the compensation income.
          9. Privileges of Stock Ownership. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.
          10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
          11. Entire Agreement. The Plan is incorporated herein by reference. This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.
          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.
          13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
          14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

OPTIONEE:	INTERWOVEN, INC.

By:

Date:	Its: Senior Vice President and CFO

Date:

EXHIBIT A
STOCK OPTION EXERCISE AGREEMENT

Exhibit A
INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN (the “Plan”)
STOCK OPTION EXERCISE AGREEMENT
          I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the “Company”) as set forth below:

Optionee			Number of Shares Purchased:

Social Security Number:			Purchase Price per Share:

Address:			Aggregate Purchase Price:

Date of Option Agreement:

Type of Option:	[ ]	Incentive Stock Option	Exact Name of Title to Shares:

	[ ]	Nonqualified Stock Option

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the “Option Agreement”) and Notice of Grant as follows (check as applicable and complete):

[ ]	in cash (by check) in the amount of $ , receipt of which is acknowledged by the Company;

[ ]	by cancellation of indebtedness of the Company to Optionee in the amount of $ ;

[ ]
by delivery of                                                              fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                         per share;

[ ]	by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $ ;

[ ]	through a “same-day-sale” commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $ ; or

[ ]	through a “margin” commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $ .
2. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.
3. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:

Signature of Optionee

Spousal Consent
          I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the “Agreement”) and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Interwoven, Inc. purchased thereunder (the “Shares”) and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.

Date:

Signature of Optionee’s Spouse

Spouse’s Name — Typed or Printed

Optionee’s Name — Typed or Printed

INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
     The terms defined in the Interwoven, Inc. 1999 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

First Vesting Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

[Vesting Schedule:]
Participant understands that his/her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant, the Attached Award Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is earned only by continuing service as an employee or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT		INTERWOVEN, INC.

By:

Print Name:	Its:

INTERWOVEN, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
INTERWOVEN, INC. 1999 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in Interwoven, Inc.’s 1999 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this Agreement.
1. Settlement. Unless otherwise deferred by Participant as permitted by the Committee, settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of RSUs shall be in Shares or cash as determined by the Committee.
2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4. [Cessation of Vesting Due to Employee Schedule Change. Notwithstanding the vesting provided for in the Notice of Grant in the event a Participant who is an employee of the Company or a Subsidiary, who is regularly scheduled to work twenty (20) hours or more per week, voluntarily chooses (i.e., other than for reasons protected by law) to reduce his or her work schedule with the Company or a subsidiary to fewer than twenty (20) hours per week, the RSUs subject to the award shall cease to vest during the period of time in which such employee regularly maintains such a schedule.][Vesting schedule may or may not be subject to the foregoing provision.]
5. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6. Termination. If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by this Agreement, the provisions of the Plan and the Notice of Grant (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
8. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and

Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. The Company will satisfy any withholding obligations by reducing the number of Shares deliverable upon settlement by such an amount to satisfy such withholding requirements. Information on possible arrangements can be obtained from the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. In the event you are not a US taxpayer, the tax consequences described above could be different; you should consult your tax or financial advisor.
9. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
10. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
11. Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
12. NO GUARANTEE OF EMPLOYMENT. PARTICIPANT UNDERSTANDS AND AGREES THAT HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES “AT-WILL” EMPLOYMENT. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSU’S PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY OR ITS SUBSIDIARY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RSU’S OR BEING ISSUED SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S AND/OR SUBSIDIARY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.
     By Participant’s signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
     The terms defined in the Interwoven, Inc. 1999 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

First Vesting Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule:	Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the RSUs will become vested as to portions of the Number of RSUs as follows: (i) the RSUs shall not vest with respect to any of the underlying Shares until the First Vesting Date; (ii) on the First Vesting Date the RSUs will become vested as to twenty-five percent (25%) of the Number of RSUs; and (iii) thereafter each year on the anniversary of the First Vesting Date the RSUs shall vest as to an additional twenty-five percent (25%) of the Number of RSUs until this award is vested with respect to one hundred percent (100%) of the RSUs. RSUs that are vested pursuant to the schedule set forth in this paragraph (or pursuant to the following paragraph) are “Vested RSUs.” RSUs that are not vested pursuant to the schedule set forth in this paragraph (or pursuant to the following paragraph) are “Unvested RSUs.” Settlement of RSUs will be solely in Shares, on a one Share-for-one RSU basis, as the Unvested RSUs vest in accordance with Section 1 of the RSU Agreement.

Notwithstanding the provisions of the preceding paragraph, however, if there is a Sale of the Company and Participant’s employment is terminated by the Company or its successor without Cause in connection with the Sale of the Company, then upon such termination the Unvested RSUs subject to this award will become vested as to an additional number of Unvested RSUs equal to fifty percent (50%) of the RSUs that were Unvested RSUs at the closing of the Sale of the Company (or such lesser number as will result in a greater after-tax benefit if Participant would be subject to the excise tax imposed by Section 4999 of the Code).

For purposes of this vesting acceleration provision, “Cause” means (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to the Company; (ii) willful act or acts of dishonesty undertaken by Participant and intended to result in substantial gain or personal enrichment for Participant at the expense of the Company; or (iii) willful and continued failure to substantially perform Participant’s duties with the Company or its successor (other than incapacity due to physical or mental illness); provided that the action or conduct described in clause (iii) above will constitute “Cause” only if such failure continues after the Board of Directors has provided Participant with a written demand for substantial performance setting forth in detail the specify respects in which it believes Participant has willfully and not substantially performed his duties thereof and a reasonable opportunity (to be not less than 30 days) to cure the same. For such purpose, a termination by the Company without Cause includes a termination of employment by Participant within 30 days following any of the following events: (x) the assignment of any duties to Participant inconsistent with, or reflecting a materially adverse change in, Participant’s position, duties or responsibilities with the Company (or any successor) without Participant’s concurrence; or (y) the relocation of the Company’s principal executive offices (or relocating Participant’s principal place of business) in excess of fifty (50) miles from the Company’s current executive offices located in Sunnyvale, California. For purposes of the vesting acceleration provisions of paragraph (b), the term “Sale of the Company” means (i) the sale or other disposition of all or substantially all of the assets of the Company, or (ii) the acquisition of the Company by another entity by means of consolidation, corporate reorganization or merger, or other transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company is transferred.

Participant understands that his/her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant, the Attached Award Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is earned only by continuing service as an employee or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT		INTERWOVEN, INC.

By:

Print Name:	Its:

INTERWOVEN, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
INTERWOVEN, INC. 1999 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in Interwoven, Inc.’s 1999 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this Agreement.
1. Settlement. Unless otherwise deferred by Participant as permitted by the Committee, settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of RSUs shall be in Shares or cash as determined by the Committee.
2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4. Cessation of Vesting Due to Employee Schedule Change. Notwithstanding the vesting provided for in the Notice of Grant in the event a Participant who is an employee of the Company or a Subsidiary, who is regularly scheduled to work twenty (20) hours or more per week, voluntarily chooses (i.e., other than for reasons protected by law) to reduce his or her work schedule with the Company or a subsidiary to fewer than twenty (20) hours per week, the RSUs subject to the award shall cease to vest during the period of time in which such employee regularly maintains such a schedule.
5. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6. Termination. If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by this Agreement, the provisions of the Plan and the Notice of Grant (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

8. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. The Company will satisfy any withholding obligations by reducing the number of Shares deliverable upon settlement by such an amount to satisfy such withholding requirements. Information on possible arrangements can be obtained from the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. In the event you are not a US taxpayer, the tax consequences described above could be different; you should consult your tax or financial advisor.
9. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
10. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
11. Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
12. NO GUARANTEE OF EMPLOYMENT. PARTICIPANT UNDERSTANDS AND AGREES THAT HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES “AT-WILL” EMPLOYMENT. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSU’S PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY OR ITS SUBSIDIARY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RSU’S OR BEING ISSUED SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S AND/OR SUBSIDIARY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.
     By Participant’s signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.